EXHIBIT 10.74


                               CONSENT AND WAIVER
                        UNDER LOAN AND SECURITY AGREEMENT

         This CONSENT UNDER LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into and effective as of March 7, 2002, by and among Travis Boats &
Motors, Inc. ("TRVS"), Travis Boating Center Georgia, Inc., Travis Boating Center Florida, Inc., Adventure Marine & Outdoors, Inc., Adventure Marine South, Inc., Adventure Boat Brokerage, Inc., TBC Management, Inc., TBC Management, Ltd. (hereinafter individually referred to as a "Borrower" and collectively, as the "Borrowers") and Transamerica Commercial Finance Corporation ("Transamerica").

                                    Recitals:

A. Borrowers and Lender are party to that certain Loan and Security Agreement, dated as of January 28, 2000 (as amended from time to time, the "Loan Agreement").

B. Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    Agreement

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and the Lender hereby agree as follows:

1. Definitions. All references to the "Agreement" or the "Loan Agreement" in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. Effectiveness of Agreement. This Agreement shall become effective as of March 7, 2002, but only if this Agreement has been executed by Borrower and the Lender.

3. Consent to Transaction.

         3.1. Notwithstanding the terms of the Loan Agreement, Lender hereby consents, subject to the conditions contained herein, to:

(A) the execution and performance by TRVS of the Preferred Stock and Warrant Purchase Agreement by and between TRVS and TMRC, L.L.P. a Missouri limited partnership ("Tracker"), substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Stock Purchase Agreement"),

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(B) the  adoption  by TRVS of the  Statement  of  Designations  of 6%  Series  A
Cumulative Convertible Preferred Stock substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Statement of Designation"),

(C) the issuance by TRVS to Tracker of shares of 6% Series A Cumulative Convertible Preferred Stock of Travis Boats & Motors, Inc., substantially as set forth in the Stock Purchase Agreement provided by counsel for TRVS on March 5, 2002,

(D) the issuance by TRVS to Tracker of the Warrant to Purchase Series A Preferred of Travis Boats & Motors, Inc., substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Warrant"), and

(E) upon Tracker's exercise of the Warrant and its related payment of $3,000,000 in cash, TRVS' prepaying in full on approximately June 10, 2002 of all outstanding principal plus accrued interest on TRVS' Convertible Subordinated Promissory Note with Brunswick Corporation, a Delaware corporation, dated December 14, 2001.

         3.2. The foregoing consent is conditioned upon:

(A) TRVS on or before March 31, 2002, selling approximately 21,390 shares of its 6% Series A Cumulative Convertible Preferred Stock ("Series A Stock") to Tracker, for a cash purchase price of approximately $2,139,000 pursuant to the Stock Purchase Agreement and in accordance with the Statement of Designation, and in accordance with any other documents or agreements required by the terms thereof to be executed in connection therewith, and

(B) Deutsche Financial Services Corporation ("DFS") providing its written consent under its loan documents with the Borrower to the matters set forth above in Section 3.1.

(C) Tracker Marine, L.L.C. issuing its firm, binding and irrevocable commitment letter pursuant to Section 2.1(b)(iii) of the Stock Purchase Agreement.

If any of the foregoing conditions are not satisfied (as determined by Lender in
its  commercially  reasonable  discretion),   the  foregoing  consents  will  be
automatically revoked.

4. Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Lender that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, and (iv) after giving effect to this Agreement, there is no Default that has occurred and is continuing which has not been waived in writing by Lender.

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5.  Reaffirmation.  Each Borrower hereby  acknowledges and confirms that (i) the
Loan Agreement and the other Documents remain in full force and effect, (ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Documents, (iii) the Liens of the Lender granted under the Loan Agreement secure all the Obligations, and continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no known claim against Lender arising from or in connection with the Loan Agreement or the other Documents.

6. Governing Law. This Agreement has been executed and delivered in Cook County, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

7. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

8. Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. Fees and Expenses. Borrower shall promptly pay to Lender all reasonable fees, expenses and other amounts owing to Lender under the Loan Agreement and the other Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement.

10. Incorporation By Reference. Lender and Borrower hereby agree that all of the terms of the Documents are incorporated in and made a part of this Agreement by this


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follows}

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         IN WITNESS  WHEREOF,  this  Agreement  has been duly executed as of the date first above written.


TRAVIS BOATS & MOTORS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER GEORGIA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

TRAVIS BOATING CENTER FLORIDA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

ADVENTURE MARINE & OUTDOORS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

ADVENTURE MARINE SOUTH, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

ADVENTURE BOAT BROKERAGE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

TBC MANAGEMENT, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


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TBC MANAGEMENT, LTD., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRANSAMERICA COMMERCIAL FINANCE CORPORATION, as Lender

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

THE UNDERSIGNED ACKNOWLEDGE, AGREE AND CONSENT TO THE TERMS AND PROVISIONS OF THE ABOVE AGREEMENT:


TBC ARKANSAS, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ARLINGTON, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER BEAUMONT, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER OKLAHOMA, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

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TRAVIS BOATING CENTER TENNESSEE, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS SNOWDEN MARINE, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE ABILENE, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ALABAMA, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



TRAVIS BOATING CENTER LOUISIANA, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


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TRAVIS BOATS & MOTORS BATON ROUGE, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER  MISSISSIPPI, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------
TRAVIS BOATING CENTER LITTLE ROCK, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



RED RIVER MARINE ARKANSAS, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE CENTER, INC., as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE PICKWICK, LLC, as a Guarantor

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------